                                                                    EXHIBIT 99.5


                               WARRANT AGREEMENT

         This Warrant Agreement, is made and entered into as of October 3, 1997, by and between American Industrial Properties REIT, a Texas real estate investment trust (the "Company"), and AG Industrial Investors, L.P., ("Investor").

         WHEREAS, the Company, AIP-SWAG Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), and Shidler West Investment Corporation ("Shidler West"), acting on behalf of Investor and Shidler West Acquisition Company, LLC, have entered into a Contribution and Exchange Agreement, dated as of September 25, 1997 (the "Contribution Agreement"), pursuant to which, among other things, the Operating Partnership agreed to acquire the right to purchase certain real property from Shidler West; and

         WHEREAS, pursuant to the Contribution Agreement, the Company has agreed to issue to Investor a warrant as hereinafter described (the "Warrant") to purchase up to an aggregate of 100,000 (subject to adjustment as hereinafter provided) shares of beneficial interest, par value $0.10 per share (the "Common Shares"), of the Company.

         NOW, THEREFORE, the parties hereto, in consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, hereby agree as follows:

1.                        Form of Warrant.  The text of the Warrant certificate
                 and of the form of election to purchase Common Shares (as used herein the term "Shares" refers to the Common Shares and, where appropriate, such term shall also mean the other securities or property purchasable upon the exercise of a Warrant as provided for herein upon the happening of certain events) shall be substantially as set forth in Exhibit A attached hereto (the "Warrant Certificate"), which is hereby incorporated by reference and made a part hereof. The Warrant Certificate shall be executed on behalf of the Company by an appropriate officer of the Company. Such signature may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificate. The Warrant Certificate shall be dated the date of execution by an appropriate officer of the Company either upon initial issuance or upon any division, exchange, substitution or transfer thereof that is permitted by this Agreement.

2.                        Registration.  The Warrant Certificate and any
                 certificates issued upon transfer or exchange of the Warrant shall be numbered and shall be registered in a Warrant register. The Company shall be entitled to treat the registered holder of any Warrant in the Warrant register (the "Holder") as the owner in fact thereof for all purposes (notwithstanding any notation of ownership or other writing thereon made by anyone) and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of a Warrant that is registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with knowledge of such facts that its participation therein amounts to bad faith. The Warrant shall be registered initially in the name of "AG Industrial Investors, L.P."

3.                        Transfer of Warrant. The Warrant shall be
                 transferable only on the books of the Company upon delivery of the Warrant Certificate, duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer by an attorney, the original power of attorney, duly approved, or an official copy thereof, duly certified, shall be deposited with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited with the Company in its discretion. Upon any registration of transfer, the Company shall deliver a new Warrant Certificate or Warrant Certificates to the person or persons entitled thereto. The Warrant Certificate may be exchanged, at the option of the Holder thereof, for another Warrant Certificate, or other Warrant Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Shares upon surrender of the Warrant Certificate to the Company or its duly authorized agent. Notwithstanding the foregoing, the Company shall have no obligation to cause a Warrant to be transferred on its books to any person unless the Holder of such Warrant shall furnish to the Company evidence of compliance with the Securities Act of 1933, as amended (the " Securities Act "), in accordance with the terms of the legend set forth in Section 13 of this Agreement. The Company shall cancel and dispose of Warrant Certificates surrendered for exchange or for registration of transfer in a manner satisfactory to the Company.

4.                        Term of Warrant; Exercise of Warrant.  The Warrant
                 entitles the registered owner thereof to purchase up to 100,000 Common Shares at a purchase price of $3.50 per share (the "Exercise Price") at any time after the date hereof and on and before 5:00 p.m. Central Time on October 3, 2000 (the "Expiration Date"). The Exercise Price and the Shares issuable upon exercise of the Warrant are subject to adjustment upon the occurrence of certain events specified in
                 Section 8 of this Agreement. Subject to the provisions of this Agreement, the registered Holder of the Warrant shall have the right, which may be exercised as set forth in the Warrant Certificate, to purchase from the Company (and the Company shall issue and sell to such registered Holder of the Warrant) the number of fully paid and nonassessable Shares specified in the Warrant Certificate, upon surrender to the Company, or its duly authorized agent, of the Warrant Certificate, with the form of election to purchase on the reverse thereof duly filled in and signed, and upon payment to the Company of the Exercise Price, as adjusted in accordance with the provisions of Section 8 of this Agreement, for the number of Shares in respect of which the Warrant is being exercised; provided, however, that such purchase shall not be for fewer than the lesser of (i) 1,000 Shares or (ii) the full number of Shares for which the Warrant is then
                 exercisable.   Payment of such Exercise Price may be
                 made in cash, wire transfer of funds or by certified or official bank check payable to the order of the Company. No adjustment shall be made for any dividends on any Shares issuable upon exercise of the Warrant. Upon the surrender of the Warrant Certificate and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the registered Holder of the Warrant and (subject to receipt of evidence of compliance with the Securities Act in accordance with the provisions of Section 12 of this Agreement) in such name or names as such registered Holder may designate, a certificate or certificates for the number of full Shares so purchased upon the exercise of the Warrant, together with cash, as provided in Section 11 of this Agreement, in respect of any fractional Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Shares as of the date of the surrender of the Warrant Certificate and payment of the Exercise Price as aforesaid; provided, however, that if, at the date of surrender of the Warrant Certificates and payment of such Exercise Price, the transfer books for the Shares shall be closed, the certificates for the Shares in respect of which the Warrant is then exercised shall be issuable as of the date on which such books shall next be opened (whether before, on or after the Expiration Date) and until such date the Company shall be under no duty to deliver any certificate for such Shares; provided, further, that the transfer books of record shall not be closed at any one time for a period longer than twenty days unless otherwise required by law. The rights of purchase represented by the Warrant shall be exercisable at the election of the Holder thereof, either in full or from time to time in part and, in the event that the Warrant Certificate is exercised in respect of less than all Shares purchasable on such exercise at any time prior to the Expiration Date, a new Warrant Certificate will be issued for the remaining number of Shares specified in the Warrant Certificate so surrendered.

         All Warrant Certificates surrendered upon exercise of the Warrant shall be canceled by the Company and disposed of in a manner satisfactory to the Company.

5.                        Payment of Taxes.  The Company will pay all expenses
                 and taxes attributable to the issuance of Shares upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of the Warrant Certificate or delivery of any certificates for Shares in a name other than that of the registered Holder of the Warrant in respect of which such transfer of the Warrant Certificate is to be made or Shares are to be issued, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

6.                        Mutilated or Missing Warrant.  In case that the
                 Warrant Certificate shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant Certificate and indemnity, if requested, also reasonably satisfactory to the Company. Applicants for such substitute Warrant Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

7.                        Reservation of Shares.  The Company shall at all
                 times that the Warrant is exercisable reserve and keep available free from preemptive rights, out of the aggregate of its authorized and unissued Shares or its authorized and issued Shares held in its treasury, a number of Shares sufficient to provide for the exercise of the rights of purchase represented by the outstanding Warrant. The Company covenants that all Shares which may be issued upon exercise of the Warrant will be validly issued, fully paid and nonassessable shares of the Company.

8.                        Adjustments.  In the event that, prior to the
                 exercise of the Warrant, the outstanding Common Shares are changed into or exchanged for a different number or kind of interests of the Company or other securities of the Company or a successor entity or the holder of Common Shares shall receive additional Common Shares or other securities or property of the Company or a successor entity, in each case by reason of a merger, consolidation, reorganization, recapitalization, reclassification, share dividend, share split or other special distribution, combination of interests or other similar event, an appropriate and equitable adjustment in the number and kind of consideration issuable upon exercise of the Warrant shall be made so that, after such event, the Shares issuable upon exercise of the Warrant (assuming the exercise of the Warrant in its entirety) shall represent the same potential ownership interest in the Company or successor entity immediately after such event as it represents immediately before such event, or, if other consideration is received by a holder of Common Shares, the Holder of a Warrant will receive, upon exercise of the Warrant, the same consideration it would have received if it had exercised such Warrant immediately prior to the event or action. Such adjustment shall be made without change in the total price applicable to exercise of the Warrant (except for any change in the aggregate price resulting from rounding-off) and with any necessary corresponding adjustment in the purchase price per Share. In no event shall the Shares include any fractional interests, but any fractions resulting from any such adjustments shall be rounded up to the nearest whole interest.

         In case the Company shall sell and issue Common Shares or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase Common Shares, excluding any securities (including options) issued to Trust Managers and employees pursuant to a share incentive plan approved by the Board of Trust Managers) (collectively, except as aforesaid, "Common Share Rights"), at a price per Common Share (determined, in the case of Common Share Rights, by dividing (X) the total amount receivable by the Company in consideration of the sale and issuance of such Common Share Rights, plus the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (Y) the total number of Common Shares covered by such Common Share Rights) that is lower than $2.00, the Holder's Exercise Price then in effect shall be multiplied by a fraction, the numerator of which shall be the sum of (A) the number of Common Shares outstanding immediately prior to such sale and issuance plus (B) the number of Common Shares which the aggregate consideration received (determined as provided below) for such sale or issuance would purchase at the Holder's Exercise Price then in effect and the denominator of which shall be the number of Common Shares outstanding immediately prior to such issuance plus the number of Common Shares to be sold and issued or issuable upon exercise of such Common Share Rights. Such adjustment shall be made successively whenever such an issuance is made.

         For the purposes of any adjustment under this Section, the Common Shares which are held by the holder of any Common Share Rights shall be deemed to be issued and outstanding as of the date of such sale and issuance and the consideration received by the Company therefor shall be deemed to be the consideration or premiums stated in such Common Share Rights to be paid for the Common Shares covered thereby. In the case the Company shall sell and issue Shares or Common Share Rights for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per Common Share" and the "consideration received by the Company" for purposes of this Section, the value of such property shall be determined in good faith by the Board of Trust Managers. In case the Company shall sell and issue Common Share Rights together with one or more other securities as part of a unit at a price per unit, then in determining the "price per Common Share" and the "consideration received by the Company" for purposes of this Section, the Board of Trust Managers shall determine, in good faith, the fair value of the Common Share Rights then being sold as part of such unit.

9.                        Compliance with Legal and Governmental Requirements.
                 Before taking any action which would cause an adjustment of the Shares issuable upon exercise of the Warrant, the Company shall take any corporate action which may, in the opinion of its counsel (which may be counsel employed by the Company), be necessary in order that the Company may validly and legally issue fully paid and nonassessable Shares at the Exercise Price as so adjusted.

         Upon the issuance of any Shares, the Company shall use its best efforts to list such Shares on any and all securities exchanges on which Common Shares are then listed.

10.                       Notice of Certain Events. In case at any time the
                 Company shall propose:

                 a.                        to fix a record date for the purpose
                                  of determining the holders of Shares who are entitled to receive any dividend or distribution (other than a regular periodic dividend or distribution payable in cash), or any right to subscribe for, purchase or otherwise acquire any shares of beneficial interest of any class or any other securities of the Company, or to receive any other rights;

                 b.                        to effect any reorganization of the
                                  Company, any reclassification or
                                  recapitalization of the shares of beneficial interest of the Company or any consolidation or merger involving the Company and any other person or any transfer of all or substantially all of the assets of the Company to any other person; or

                 c.                        to effect any liquidation,
                                  dissolution or winding up of the Company;

then, and in any one or more of such cases, the Company shall cause notice thereof to be mailed to each Holder of a Warrant at such Holder's last address as the same appears in the Warrant register at least 10 days (or such longer period as may be required by law) prior to the date on which (i) the books of the Company shall close, or a record date be taken, for such dividend, distribution or right or (ii) such reorganization, reclassification, recapitalization, consolidation, merger, transfer, liquidation, dissolution or winding up shall be effective, as the case may be. Failure to mail such notice or any defect therein shall not affect the validity of the transaction; provided that the foregoing shall not limit or impair any liability that the Company may have to the Investor for breaching this Agreement.

         The Holder shall not be, and shall not have any of the rights or privileges of a shareholder of the Company unless and until, and except to the extent that, Common Shares have been issued and delivered in accordance with this Agreement.

11.                       Fractional Interests.  Notwithstanding any adjustment
                 pursuant to Section 8 in the number of Shares purchasable upon the exercise of the Warrant, the Company shall not be required to issue fractions of Shares upon exercise of the Warrant or to distribute certificates that evidence fractional shares.
                 In lieu of fractional shares, the Company shall, at its option, be entitled to pay to the Holder at the time the Warrant is exercised as herein provided an amount in cash equal to the same fraction of the then current market price of a Common Share, such amount to be rounded to the nearest cent.

12.                       Restrictions on Dispositions.  Investor understands
                 that it and the Company are required to comply with the Securities Act and any applicable state securities laws with respect to the issuance of Shares upon the exercise of the Warrant. In connection therewith, Investor represents and warrants to the Company that the Warrant is being obtained by Investor for its own account and not with a view to the distribution thereof within the meaning of the Securities Act, and agrees that, as a condition to the Company's obligation to issue Shares upon any exercise of the Warrant, Investor will not dispose of the Warrant or any Shares except pursuant to
                 (i) an effective registration statement under the Securities Act, (ii) any available rule or exemption from registration under the Securities Act permitting such disposition of securities or (iii) an opinion of counsel, reasonably satisfactory to counsel for the Company, that an exemption from such registration is available.

13.                       Certificates to Bear Legends.  The Warrant shall
                 be subject to a stop-transfer order and the certificate or certificates therefor shall bear the following legend:

                          "NEITHER THE WARRANT REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANT AND SECURITIES CANNOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT, (ii) ANY AVAILABLE RULE OR EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES OR (iii) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE TRUST, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                          THE TRANSFER OR EXCHANGE OF THE WARRANT REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN."

The Shares issued upon exercise of the Warrant shall be subject to a stop-transfer order and the certificate or certificates evidencing any such Shares or securities shall bear the following legend:

                          "THE SHARES [OR OTHER SECURITIES] REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES [OR OTHER SECURITIES] CANNOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT,
                          (ii) ANY AVAILABLE RULE OR EXEMPTION FROM
                          REGISTRATION UNDER SUCH ACT RELATING TO THE
                          DISPOSITION OF SECURITIES OR (iii) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THIS TRUST, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE."

Certificates for the Warrant or Shares without legend shall be issued if the Warrant or such Shares are sold pursuant to an effective registration statement under the Securities Act or if the Company has received an opinion from counsel, reasonably satisfactory to counsel for the Company, that such legend is no longer required under the Securities Act.

14.                       Notices.  Any notice pursuant to this Agreement to be
                 given or made by the registered Holder of any Warrant to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed as follows:

                          American Industrial Properties REIT
                          6210 N. Beltline Road, Suite 170
                          Irving, Texas 75603
                          Attention: President
                          Fax: (972) 756-0704

         Notices or demands authorized by this Agreement to be given or made by the Company to the Holder of any Warrant shall be sufficiently given or made (except as otherwise provided in this Agreement) if sent by first-class mail, postage prepaid, addressed to such Holder at the address of such Holder as shown on the Warrant register.

         Any notice pursuant to this Agreement to be given by the Company to Investor shall be sufficiently given if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing by Investor with the Company) as follows:

                          AG Industrial Investors, L.P.
                          245 Park Avenue, 26th Floor
                          New York, NY 10167
                          Attention: Dana Gottlieb
                          Fax: (212) 867-5436

                          with a copy to:

                          Shapiro, Shapses, Block & Stachenfeld, LLP
                          156 W. 56th Street, 19th Floor
                          New York, NY 10019
                          Attention: Bruce Stachenfeld
                          Fax: (212) 314-0110

15.                       Termination.  This Agreement shall terminate at the
                 close of business on the Expiration Date. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when the Warrant has been exercised.

16.                       Assignment.  This Agreement shall be binding upon and
                 shall inure to the benefit of the parties hereto and their successors and assigns; provided, however, that neither this Agreement nor the Warrant may be sold, assigned or transferred by the Holder except as specifically provided for in this Agreement.

17.                        Governing Law.  This Agreement shall be governed by
                 and construed in accordance with the laws of the State of Texas without regard to principles of conflicts of law.

18.                       Counterparts.  This Agreement may be executed in any
                 number of counterparts, each of which so executed shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

19.                       Amendments.  This Agreement may not be modified or
                 amended except by a written agreement executed by the party asserted to be bound thereby.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day, month and year first above written.

                                  AMERICAN INDUSTRIAL PROPERTIES REIT



                                  By:      /s/ Lewis D. Friedland
                                           ----------------------------------
                                           Name:  Lewis D. Friedland
                                                -----------------------------
                                           Title: Vice President
                                                 ----------------------------

                                  AG INDUSTRIAL INVESTORS, L.P.,
                                  a Delaware limited partnership

                                  By:       AG Industrial Investors
                                            Acquisition Corp., a Delaware
                                            corporation, its general
                                            partner

                                            By:     /s/ Dana Gottlieb
                                                    -------------------------
                                                    Name:   Dana Gottlieb
                                                         --------------------
                                                    Title:  Vice President
                                                          -------------------

                                   EXHIBIT A

                         (Form of Warrant Certificate)

NEITHER THE WARRANT REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANT AND SECURITIES CANNOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) ANY AVAILABLE RULE OR EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES OR (iii) AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THIS TRUST, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANT REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.


                              WARRANT CERTIFICATE

                      AMERICAN INDUSTRIAL PROPERTIES REIT

                      VOID AFTER 5:00 P.M. (CENTRAL TIME)
                                ON ______, 2000


No. W-_______

         THIS WARRANT CERTIFICATE CERTIFIES THAT for value received, ___________________________________, or registered assigns, is entitled to purchase from American Industrial Properties REIT, a Texas real estate investment trust (the "Company"), at any time on and after _______, 1997, which right shall end at 5:00 P.M. (Central Time) on _________, 2000, one hundred thousand (100,000) fully paid and nonassessable shares of beneficial interest, par value $0.10 per share, (the "Common Shares"), of the Company, at an initial purchase price of three dollars and fifty cents ($3.50) per share (the "Exercise Price") upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase duly executed. The number of Common Shares purchasable upon the exercise of the Warrant evidenced by this Warrant Certificate and the Exercise Price per share set forth above are subject to adjustment from time to time as set forth in the Warrant Agreement (as defined below).

         This Warrant Certificate is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of an agreement dated as of ______, 1997 (the "Warrant Agreement") between the Company and_____________________________, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Company and the holder of this Warrant Certificate. Copies of the Warrant Agreement are on file at the principal office of the Company.

         This Warrant does not entitle the holder to any of the rights of a shareholder of the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered by its duly authorized officer.

                                             AMERICAN INDUSTRIAL PROPERTIES REIT



Dated:                                       By:
                                                ------------------------------
                                                Name:
                                                     -------------------------
                                                Title:
                                                      ------------------------

                               FORM OF ASSIGNMENT

            (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate)

         FOR VALUE RECEIVED _____________________________ hereby sells, assigns and transfers unto ________________, the warrants evidenced by the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint to transfer such Warrant on the books of the within-named Company, with full power of substitution.

Dated:          ,
                 -----                       ---------------------------------
                                             Signature
Signature Guaranteed:
                         -----------------------------------------------------

                                     NOTICE

         The signature of the foregoing Assignment must correspond to the name as written upon the face of this Warrant Certificate in every particular.

                          FORM OF ELECTION TO PURCHASE

               (To be executed if holder desires to exercise the
                 Warrant evidenced by the Warrant Certificate)

TO:  AMERICAN INDUSTRIAL PROPERTIES REIT

         The undersigned hereby irrevocably elects to exercise _____ Warrants represented by this Warrant Certificate to purchase the Common Shares issuable upon the exercise of such Warrant and requests that certificates for such shares be issued as follows:

                       ------------------------------
                                   (Name)

                       ------------------------------
         (Social Security or Other Tax Payer Identification Number)



      ----------------------------------------------------------------
                             (Name and Address)

If such number of Warrants shall not be all the Warrants evidenced by this Warrant Certificate, a new Warrant Certificate for the balance remaining of such Warrants shall be registered in the name of and delivered to:

                       ------------------------------
                                   (Name)

                       ------------------------------
         (Social Security or Other Tax Payer Identification Number)



      ----------------------------------------------------------------
                                  (Address)


Dated:          ,
                 -----                       ---------------------------------
                                                         Signature
                                             (Signature must conform in all
                                             respects to name of  holder as
                                             specified on the face of this
                                             Warrant Certificate)


Signature Guaranteed:
                         -----------------------------------------------------